                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                                   [X]
Filed by a Party other than the Registrant                [ ]


Check the appropriate box:

[X]   Preliminary Proxy Statement                [ ]   Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive additional materials
[ ]   Soliciting material under Rule 14a-12

                               ING PARTNERS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                               ING Partners, Inc.
                        ING DSI Enhanced Index Portfolio
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180


                                December 1, 2003


Dear Shareholder:

         On behalf of the Board of Directors (the "Board") of ING Partners, Inc., I invite you to a Special Meeting of shareholders ("Special Meeting") of the ING DSI Enhanced Index Portfolio (the "Portfolio") to be held at 1:00 p.m. Eastern Time, on January 15, 2004, at 151 Farmington Avenue, Hartford, CT 06156.

         At the Special Meeting, shareholders of the Portfolio will be asked to approve a Sub-Advisory Agreement between ING Life Insurance and Annuity Company, the adviser of the Portfolio, and Aeltus Investment Management, Inc. ("ING Aeltus"). The sub-advisory arrangement with ING Aeltus will not result in any increase in fees to the Portfolio or its shareholders. If approved, ING Aeltus would serve as the sub-adviser to the Portfolio. The Sub-Advisory Agreement requires shareholder approval.

         After careful consideration, your Board of Directors unanimously approved the proposed Sub-Advisory Agreement, and recommends that shareholders of the Portfolio vote "FOR" the proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATION AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JANUARY 14, 2004.

         In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, may solicit proxies by telephone, telegram, facsimile, or oral communication. As the date of the Special Meeting approaches, if we have not already heard from you, you may be contacted with a reminder to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,



                                          James M. Hennessy
                                          President and Chief Executive Officer
                                          ING Partners, Inc.

                           NOTICE OF SPECIAL MEETING
                              OF THE SHAREHOLDERS
                             OF ING PARTNERS, INC.

                        ING DSI ENHANCED INDEX PORTFOLIO

                             151 Farmington Avenue
                          Hartford, Connecticut 06156
                                1 (800) 992-0180

                         TO BE HELD ON JANUARY 15, 2004


TO THE SHAREHOLDERS OF ING DSI ENHANCED INDEX PORTFOLIO:

         NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of the ING DSI Enhanced Index Portfolio of ING Partners, Inc. is scheduled for January 15, 2004 at 1:00 p.m., Eastern Time, at 151 Farmington Avenue, Hartford, Connecticut 06156.

         At the Special Meeting, you will be asked to consider and approve the following proposals:

1. To approve the proposed Sub-Advisory Agreement between Aeltus Investment Management, Inc., the proposed sub-adviser, and ING Life Insurance and Annuity Company, the Fund's investment adviser, on behalf of the ING DSI Enhanced Index Portfolio; and

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments(s) thereof in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on November 17, 2003, are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly the enclosed proxy ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Special Meeting.

                                            By Order of the Board of Directors,

                                            Susan C. Mosher
                                            Secretary
                                            December 1, 2003

                               ING PARTNERS, INC.

                                 PROXY STATEMENT
                                DECEMBER 1, 2003





-------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                       OF ING DSI ENHANCED INDEX PORTFOLIO
                         TO BE HELD ON JANUARY 15, 2004

-------------------------------------------------------------------------------

The Board of Directors of ING Partners, Inc. is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about December 1, 2003, to all shareholders of record of the ING DSI Enhanced Index Portfolio who are eligible to vote.


                           TOLL FREE: 1-(800) 992-0180
                              151 FARMINGTON AVENUE
                           HARTFORD, CONNECTICUT 06156

WHO IS ASKING FOR MY VOTE?

         The Board of Directors (collectively, the "Board") of ING Partners, Inc. (the "Fund") is sending to you and all other shareholders of the ING DSI Enhanced Index Portfolio (the "Portfolio") this Proxy Statement and the enclosed Proxy Ballot. The Board is soliciting your vote for a Special Meeting of shareholders of the Portfolio ("Special Meeting").

WHO IS ELIGIBLE TO VOTE?

         The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about December 1, 2003 to all record shareholders of the Portfolio who are eligible to vote. Shareholders who owned shares of the Portfolio at the close of business on NOVEMBER 17, 2003 ("record date") are eligible to vote. APPENDIX 1 sets forth the number of shares of the Portfolio issued and outstanding as of the record date.

         The Fund serves as an underlying mutual fund for variable annuity contracts and variable life insurance policies issued by life insurance companies ("variable contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Fund are also offered directly to the trustees and custodians of certain qualified retirement plans. Accordingly, the record owners of the Fund's shares are the insurance company depositors of separate accounts used to fund variable contracts, as well as the trustees and custodians of certain qualified retirement plans. This Notice and Proxy Statement are being sent on behalf of these record owners to the variable contract owners, plan sponsors and in some cases their plan participants that have an interest in the Portfolio.

         To the best of the Fund's knowledge, as of November 17, 2003, no person owned beneficially more than 5% of any class of the Portfolio, except as set forth in APPENDIX 2. The word "you" is used in this proxy statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For pension plans, this usually means the trustees for the plan.

         To the best of the Fund's knowledge, as of November 17, 2003, no Director of the Fund owned beneficially more than 1% of any class of the Portfolio.

WHY IS THE SPECIAL MEETING BEING HELD?

         DSI International Management, Inc. ("DSI"), the investment sub-adviser to the Portfolio, recently announced that its corporate parent, UBS Global Asset Management ("UBS GAM") had reorganized into three distinct global platforms. As a result of this reorganization, DSI will no longer manage mutual funds and effective January 23, 2004, DSI will no longer serve as sub-adviser to the Portfolio. On October 22, 2003, ING proposed and the Board approved a new investment sub-advisory agreement (the "Proposed Sub-Advisory Agreement") with Aeltus Investment Management, Inc. ("ING Aeltus"). The Board also approved changing the name of the Portfolio to "ING Aeltus Enhanced Index Portfolio", subject to shareholder approval of the Proposed Sub-Advisory Agreement.

         The Special Meeting is being held for the following purposes:

             1. To approve the Proposed Sub-Advisory Agreement between ING Aeltus, the proposed sub-adviser, and ING Life Insurance and Annuity Company, the Fund's investment adviser, on behalf of the Portfolio; and

             2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments(s) thereof in the discretion of the proxies.

         Please keep in mind when considering the proposal that the advisory fees paid by the Portfolio will not increase if the Proposed Sub-Advisory Agreement with ING Aeltus is approved. Subject to shareholder approval of the Proposed Sub-Advisory Agreement with ING Aeltus, the investment objective and principal investment strategies of the Portfolio will be changed as necessary to align them with ING Aeltus' investment approach as described more fully below.

WHY DID YOU SEND ME THIS BOOKLET?

         This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials--a booklet that includes the Proxy Statement and a Proxy Ballot--because you have the right to vote on the important Proposals concerning your investment in the Portfolio.

HOW DO I VOTE?

         Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Proxy Ballot. Shareholders may also vote by telephone by calling 1-800-690-6903 and following the recorded instructions or via the Internet by logging on to proxyweb.com and following the on-screen instructions. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.

         Shares of the Portfolio are sold to separate accounts of insurance companies ("Separate Accounts") and are used to fund variable annuity and/or variable life contracts ("Variable Contracts"). Variable contract owners or participants under group contracts ("Variable Contract Owners"), as applicable, who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The insurance company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract Owners. Therefore, an insurance company will request voting instructions from the Variable Contract Owner and will vote shares or other interests in the Separate Account as directed by the Variable Contract Owner. In the event that any Variable Contract Owner fails to provide voting instructions, with respect to SEC-registered separate accounts, the insurance company will vote the shares attributable to those Variable Contract Owners for, against or abstaining, in the same proportion as the shares for which voting instructions were received from Variable Contract Owners investing through the same separate account. With respect to Portfolio shares held by unregistered separate accounts, the insurance company generally will only vote those separate account shares for which it receives instructions.

         Variable Contract Owners permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners.

         Shares of the Portfolio are also sold directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plan"). The trustee or custodian for the Qualified Plan that includes the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants that have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those share for which it actually receives instructions.

         Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Plan and its participants, as applicable.

         If a shareholder wishes to participate in the Special Meeting, he or she may submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Owners, Insurance Companies, Trustees/Custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy or require a replacement Proxy Ballot, they may contact Shareholder Services toll-free at 1-800-992-0180. As explained below, any proxy given by a shareholder is revocable until voted at the Special Meeting.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

         The Special Meeting will be held the offices of the Fund at 151 FARMINGTON AVENUE, HARTFORD, CONNECTICUT 06156, ON JANUARY 15, 2004 AT 1:00 P.M., EASTERN TIME, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Special Meeting in person, please notify the Portfolio by calling 1-800-992-0180.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

         The Board recommends that shareholders of the Portfolio vote "FOR" the proposal described in this Proxy Statement. The Board, including all of the Directors who are not "interested parties" to the proposed Sub-Advisory Agreement or interested persons of such parties (hereinafter "Independent Directors"), unanimously voted to approve the proposed Sub-Advisory Agreement at a meeting held on October 22, 2003.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

         The Annual Report of the Fund (the "Report"), including audited financial statements for the fiscal year ended December 31, 2002 was sent to shareholders on March 1, 2003. The Semi-Annual Report of the Fund, including unaudited semi-annual financial statements for the period ended June 30, 2003, has also been previously sent to shareholders. The Fund will furnish an additional copy of the Report, as well as the Semi-Annual Report, to a shareholder upon request, without charge, by writing to the Fund at the following address: ING Partners, Inc., 151 Farmington Avenue, Hartford, Connecticut 06156-1277 or by calling 1-800-262-3862. The Annual Report of the Fund, including audited financial statements for the fiscal year ending December 31, 2003 will be sent to shareholders on or before March 1, 2004.


                                   PROPOSAL 1
WHAT IS THE PROPOSAL?

         The Fund and ING Life Insurance and Annuity Company ("ILIAC" or the "Adviser"), investment adviser tothe Fund, wish to retain the services of ING Aeltus as investment sub-adviser to the Portfolio. If approved by shareholders of the Portfolio, ING Aeltus would serve as sub-adviser to the Portfolio under the Proposed Sub-Advisory Agreement, a copy of which is included as APPENDIX 3. The description of the Proposed Sub-Advisory Agreement that follows below is qualified in its entirety by reference to APPENDIX 3.

WHO IS THE ADVISER?

         ILIAC, whose principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156, serves as the investment adviser to the Fund. See APPENDIX 4 for a listing of the names, addresses and the principal occupations of the principal executive officers and directors of ILIAC. ILIAC is a Connecticut insurance corporation and is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. ING Groep's address is Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, Netherlands. As of September 30, 2003, ILIAC managed over $3 billion in registered investment company assets.

         ILIAC, subject to the supervision of the Board, acts as a "manager-of-managers" for the Fund. In this capacity ILIAC oversees the Fund's day-to-day operations and oversees the investment activities of the Portfolio. The Fund and ILIAC have received exemptive relief from the SEC to permit ILIAC, with the approval of the Board, to replace a non-affiliated sub-adviser for a portfolio of the Fund, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the portfolio's shareholders. As described below, ING Aeltus, the proposed sub-adviser, is an affiliate of ILIAC. Therefore, the exemptive relief described above is not available to the Fund and the Proposed Sub-Advisory Agreement with ING Aeltus will require shareholder approval.

         The investment advisory agreement between the Fund and ILIAC dated May 1, 2003, was last approved by a majority of the Independent Directors on November 19, 2003, and was approved by a majority of the shareholders of the Fund at a special meeting of the Fund's shareholders on November 14, 2000. The investment advisory agreement was most recently approved by written consent of the sole shareholder on December 10, 2001, when new portfolios were added to the Fund. For the services it provides to the Portfolio under the advisory agreement, ILIAC receives an annual fee, payable monthly, at a rate of 0.60% of the Portfolio's average daily net assets. The investment advisory fees paid by the Portfolio to ILIAC during the fiscal year ended December 31, 2002 totaled $264,048.

         Laurie M. Tillinghast, Vice President of the Fund since May 7, 2003, is a Vice President of ILIAC and was formerly a Director and President of the Fund.

WHO IS THE CURRENT SUB-ADVISER?

         DSI, whose principal office is located at 301 Merritt 7, Norwalk, Connecticut 06851, is 100% owned by Decision Services, Incorporated, which is 100% owned by UBS America Inc., which is 100% owned by UBS AG. UBS America Inc. is located at 677 Washington Street, Stamford, Connecticut 06901. UBS AG is an internationally diversified organization with headquarters located at Bahnhofstrasse 45, 8000 Zurich, Switzerland. DSI has been registered with the SEC as an investment adviser since 1970 and as of December 31, 2002, DSI had over $4 billion in assets under management. See APPENDIX 4 for a listing of the names, addresses and the principal occupations of the principal executive officers and directors of DSI.

         On August 1, 2003, DSI informed the Fund that it would no longer serve as investment sub-adviser to the Portfolio, effective January 23, 2004. On October 22, 2003, the Board of Directors of the Fund approved, subject to shareholder approval, the Proposed Sub-Advisory Agreement with ING Aeltus. If shareholders of the Portfolio approve the Proposed Sub-Advisory Agreement, ING Aeltus will become sub-adviser to the Portfolio on or about January 23, 2004, and the current sub-advisory agreement between DSI and ILIAC will terminate.

WHO IS THE PROPOSED SUB-ADVISER?

         ING Aeltus, a Connecticut corporation whose principal office is located at 10 State House Square, Hartford, Connecticut 06103, is a wholly-owned subsidiary of ING Investment Management LLC, which, in turn, is a wholly-owned subsidiary of Lion Connecticut Holdings Inc. ING Aeltus is also an affiliate of ILIAC, the investment adviser to the Fund. ING Aeltus is registered with the SEC as an investment adviser and has been managing client assets for more than a quarter of a century. As of September 30, 2003, ING Aeltus managed over $49 billion in assets. See APPENDIX 4 for a listing of the names, addresses and the principal occupations of the principal executive officers and directors of ING Aeltus. APPENDIX 5 sets forth the name of each other investment company, with investment objectives similar to the Portfolio, for which ING Aeltus acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of September 30, 2003.

HOW WILL THIS AFFECT THE MANAGEMENT OF THE PORTFOLIO?

         Currently, the Portfolio is managed by ILIAC and sub-advised by DSI. If the Proposed Sub-Advisory Agreement is approved, ING Aeltus would replace DSI as sub-adviser and provide day-to-day management of the Portfolio. ILIAC would remain responsible for monitoring the investment program and performance of the sub-adviser and the Portfolio.

HOW WILL THIS AFFECT THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO?

         Subject to shareholder approval of the Proposed Sub-Advisory Agreement, the investment objective and principal investment strategies of the Portfolio will change to align them with ING Aeltus' investment approach. A description of the revised investment objective and principal investment strategies that will be implemented can be found in APPENDIX 6.

WHAT ARE THE TERMS OF THE CURRENT SUB-ADVISORY AGREEMENT?

         Under the terms of the current Sub-Advisory Agreement, DSI furnishes the Adviser with investment advisory services in connection with a continuous investment program for the Portfolio which is managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Fund's Prospectus and Statement of Additional Information. Subject to the supervision and control of the Adviser, which is in turn subject to the supervision and control of the Board, DSI, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

         Under the terms of the current Sub-Advisory Agreement, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the current Sub-Advisory Agreement DSI would not be liable to the Fund or its shareholders or to the Adviser for any act or omission resulting in any loss suffered by the Fund, the Portfolio or the Portfolio's shareholders in connection with any service provided under the current Sub-Advisory Agreement.

         The current Sub-Advisory Agreement provides that it will remain in effect for one year from the date of the agreement unless earlier terminated under the provisions of Section 13 of the agreement, and is renewable annually thereafter by specific approval of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal is also required to be approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such renewal.

       This current Sub-Advisory Agreement may be terminated at any time with respect to the Portfolio, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to DSI. The current Sub-Advisory Agreement may also be terminated by the Adviser: (i) on at least 120 days prior written notice to DSI, without the payment of any penalty; (ii) upon material breach by DSI of any of its representations and warranties made hereunder, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if DSI becomes unable to discharge its duties and obligations under the current Sub-Advisory Agreement. DSI may terminate the current Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to the Adviser. The current Sub-Advisory Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Fund and the Adviser.

         DSI is obligated under the current Sub-Advisory Agreement to pay the salaries, employment benefits and other related costs of personnel engaged in providing investment advice to the Portfolio, as well as the administrative expenses incurred, including bookkeeping, clerical costs and equipment expense, in order that it may faithfully and fully perform its obligations under the current Sub-Advisory Agreement.

         DSI's services with respect to the Portfolio are not deemed to be exclusive, and DSI is free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.

         The current Sub-Advisory Agreement, dated November 29, 2001, was last approved by the Directors of the Fund, including a majority of the Directors who are not "interested persons" of ILIAC, ING Aeltus or the Fund, on November 19, 2003, and was approved by the sole initial shareholder of the Portfolio on December 10, 2001. ILIAC is responsible for payment of compensation to DSI under the current Sub-Advisory Agreement. For the services it provides to the Portfolio under the current Sub-Advisory Agreement DSI receives sub-advisory fees from ILIAC at the following rate, based upon the average daily net assets of the Portfolio: 0.30% on the first $100 million; 0.25% on the next $150 million; 0.20% over $250 million. The investment sub-advisory fees paid by ILIAC to DSI during the fiscal year ended December 31, 2002 totaled $132,024.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

         The terms and conditions of the Proposed Sub-Advisory Agreement with ING Aeltus are substantially similar in all material respects with those of the current Sub-Advisory Agreement, except for the name of the sub-adviser, the effective date, the name of the Portfolio, the fee rate and certain notice and proxy voting provisions. ILIAC, and not the Fund or the Portfolio, would pay ING Aeltus its compensation under the Proposed Sub-Advisory Agreement. For the services it would provide to the Portfolio under the Proposed Sub-Advisory Agreement ING Aeltus would receive sub-advisory fees from ILIAC at the rate of 0.27% of the average daily net assets of the Portfolio. If the Proposed Sub-Advisory Agreement had been in effect for the fiscal year ended December 31, 2002, ILIAC would have paid ING Aeltus $118,822 in sub-advisory fees, a decrease of $13,202 or approximately 10% of the amount paid by ILIAC to DSI during the same time frame. Since ILIAC pays the sub-advisory fee out of its advisory fee, the decrease will not alter the Portfolio's expenses paid by the shareholders or otherwise impact the Portfolio's expense ratio.

         The Proposed Sub-Advisory Agreement was unanimously approved by the Directors of the Fund, including all of the Directors who are not "interested persons" of ILIAC, ING Aeltus or the Fund, on October 22, 2003, at a Special Meeting of the Board (the "Meeting"). For a discussion of the factors considered by the Board at the Meeting, please see "WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?" below.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?

         Pursuant to an Administrative Services Agreement between the Fund and ING Fund Services, LLC ("ING Fund Services"), ING Fund Services has agreed to provide all administrative services in support of the Portfolio and is responsible for the supervision of the Fund's other administrative service providers. ING Fund Services, an affiliate of ILIAC and ING Aeltus, has its principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258. As compensation for its services, ING Fund Services receives a monthly fee from the Portfolio at an annual rate of 0.20% of the average daily net assets of the Portfolio.

         During the fiscal year ended December 31, 2002, ILIAC served as administrator to the Fund. For the fiscal year ended December 31, 2002, the total amount of administrative services fees paid to ILIAC for its services as administrator was $88,017.

         The Fund has entered into an Underwriting Agreement (the "Agreement") pursuant to which ING Financial Advisers, LLC (the "Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING and an affiliate of ILIAC and ING Aeltus, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolio. The Distributor does not receive compensation for providing services under the Agreement.

         For the fiscal year ended December 31, 2002, Service Class shares of the Portfolio paid the Distributor $109,417 in shareholder servicing fees and Adviser Class shares of the Portfolio paid $377 in shareholder servicing fees and $377 in 12b-1 fees.

         The Portfolio did not pay any commissions to affiliated brokers during its most recently completed fiscal year end and semi-annual period.

WHAT IS THE REQUIRED VOTE?

         Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which, for this purpose, means the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of the Portfolio, or (ii) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

         If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed under the current Sub-Advisory Agreement until January 23, 2004, and the Board will determine what action should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

         At the Meeting, the Proposed Sub-Advisory Agreement for the Portfolio was considered by the Board (including the Independent Directors), along with the recommendation to seek the necessary shareholder approvals. In evaluating the Proposed Sub-Advisory Agreement, the Board reviewed : (1) a memorandum from independent counsel setting forth the Board's fiduciary duties and responsibilities under the Investment Company Act of 1940 and Maryland law and the factors the Board should consider in their evaluation of the Proposed Sub-Advisory Agreement; (2) information from ILIAC concerning its process and procedure for selecting ING Aeltus as the candidate to replace DSI as the sub-adviser to the Portfolio; and (3) a report and presentation by ING Aeltus that described (i) its investment strategy, philosophy and process in managing the Portfolio including a comparison to DSI's approach, (ii) the experience and qualifications of the personnel who would provide portfolio management services to the Portfolio, and (iii) its experience and performance record in managing a mutual fund with a similar investment strategy. In addition, ING Aeltus provided the Board with a report that described, among other things, its: (1) assets under management and advisory fees charged to other similarly managed funds; (2) compliance procedures and code of ethics; and (3) brokerage selection, soft dollar commission, and trading policies and procedures. ING Aeltus also provided the Board with current copies of its Form ADV, recent financial statements and profitability analysis related to providing sub-advisory services to the Portfolio. The Board also considered reports prepared by ILIAC comparing the Portfolio's advisory fees and expenses to other similar funds and the performance of ING Aeltus' similarly managed mutual fund to its benchmark and peer group.

         Consideration was given to the fact that ING Aeltus' proposed investment strategy is consistent with the strategy utilized by DSI in managing this Portfolio. The Board also considered that the total investment advisory fees payable by the Portfolio would remain the same and that the Portfolio's shareholders would not pay any additional fees as a result of the change in the sub-advisers; however, ILIAC's profitability would increase, at the current level of fund assets, since the sub-advisory fee that ILIAC would pay to ING Aeltus would be .03% lower than the fee it paid to DSI for sub-advising this Portfolio. The Board also considered that the terms of the Proposed Sub-Advisory Agreement would remain materially the same as those of the current sub-advisory agreement, except as discussed above.

         Based on the Board's review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Board determined that the Adviser's engagement of ING Aeltus as sub-adviser to the Portfolio likely would offer the Portfolio access to highly effective management and advisory services and capabilities. The Board concluded further that the terms of the Proposed Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which the Adviser or ING Aeltus will derive an inappropriate advantage.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

         The Board recommends that shareholders vote FOR the approval of the Proposed Sub-Advisory Agreement between ILIAC and ING Aeltus.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

         The Board has named Susan Mosher, Secretary of the Fund, and Megan Dunphy and John DelPrete, Assistant Secretaries of the Fund, as proxies. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your proxy but did not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

         If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

         If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote. If you expect to attend the Special Meeting in person, please notify the Portfolio by calling 1-800-992-0180.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

         Each full share of each class of the Portfolio is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shareholders of the Portfolio at the close of business on November 17, 2003 (the "record date") will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournments thereof with respect to their shares owned as of the record date. APPENDIX 1 sets forth the number of shares of each class of the Portfolio issued and outstanding as of the record date. A majority of the outstanding shares of the Portfolio on the record date, represented in person or by proxy, must be present to constitute a quorum.

         Shares of the Portfolio may be held by affiliates of ILIAC in various capacities and will be voted in the following manner:

         Shares of the Portfolio held of record by an ING affiliate as trustee or custodian in connection with certain Qualified Plans will only be voted in accordance with actual instructions received from such Qualified Plan or, under some plans, its participants.

         With respect to shares of the Portfolio held by an affiliated insurance company in connection with the insurance company's Variable Contracts, this Proxy Statement is used to solicit instruction for voting shares of the Portfolio relating to such Variable Contract Owners' interests in the Portfolio. An insurance company will vote shares of the Portfolio held by its separate accounts in accordance with instructions received from Variable Contract Owners. If a Variable Contract Owner executes and returns a proxy but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposal. An insurance company generally will also vote shares of the Portfolio held in SEC-registered separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in the separate account for which it has received instructions. With respect to Portfolio shares held by the insurance company in unregistered separate accounts, the insurance company generally will only vote those separate account shares for which it receives instructions.

         Shares of the Portfolio owned beneficially by ILIAC or an affiliate as an initial capital investment in the Portfolio if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such company's separate accounts in the aggregate.

         If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

         The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Portfolio in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

         ILIAC, ING Aeltus or their affiliates and/or DSI and one or more of its affiliates will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, vote tabulation expenses, legal fees, and out-of-pocket expenses. The Portfolio will not bear the expenses of the Proxy Statement.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

         The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

                                   APPENDIX 1

      NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, NOVEMBER 17, 2003



           PORTFOLIO                                      SHARES OUTSTANDING
           ---------                                      ------------------

ING DSI ENHANCED INDEX PORTFOLIO
    Initial Class
    Adviser Class
    Service Class

                                   APPENDIX 2

               BENEFICIAL OWNERS OF MORE THAN 5% OF THE PORTFOLIO
                             AS OF NOVEMBER 17, 2003



                                                   AMOUNT AND
                                                   NATURE OF
                        NAME AND ADDRESS OF        BENEFICIAL          PERCENT
FUND NAME AND CLASS     BENEFICIAL OWNER           OWNERSHIP*          OF CLASS
-------------------     ----------------           ----------          --------




*Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                   APPENDIX 3


                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN


                     ING LIFE INSURANCE AND ANNUITY COMPANY


                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC.



INVESTMENT SUBADVISORY AGREEMENT, made as of the [23rd] day of January, 2004, between ING Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Aeltus Investment Management, Inc. (the "Subadviser"), a corporation organized and existing under the laws of the State of Connecticut.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of May, 2003 ("Advisory Agreement") with ING Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be (1) separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies,
(2) qualified pension and retirement plans outside the separate account context, and (3) the investment adviser of certain affiliated open-end management investment companies registered under the 1940 Act or any of the Adviser's affiliates; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Company's Board of Directors (the "Board") and the Adviser desire to retain the Subadviser as subadviser for the ING Aeltus Enhanced Index Portfolio (the "Portfolio"), to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES OF THE SUBADVISER

   A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Board and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with its investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). The Portfolio is subject to the IRS diversification requirements of Section 817(h) of the Code and the Treasury Regulations thereunder as applicable to variable life insurance and annuity products. To implement its duties, the Subadviser is hereby authorized to:

      (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

     (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

   B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

       (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

      (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

     (iii) provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

      (iv) establish appropriate personnel contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

       (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. The Adviser's express consent and agreement shall be deemed granted to the extent the Subadviser is acting in accordance with the Company's registration statement as may be amended from time to time. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

           Notwithstanding the above, with respect to any investments, including futures contracts and options on futures contracts ("futures"), which are permitted to be made by the Subadviser, the Adviser hereby authorizes and directs the Subadviser to sign all required account documents required by a broker-dealer or a futures commission merchant, which will permit the Subadviser to establish the trading account(s) in the name of the Portfolio at such firm and to carry out its trading strategies with respect to such investments. The Company and the Adviser each acknowledges and understands that it will be bound by any such trading accounts established by the Subadviser for such trading purposes.

   C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

   D. The Subadviser shall not be responsible for any of the following expenses of the Company or its Portfolio:

         (i) Expenses of all audits by the Company's independent public accountants;

        (ii) Expenses of the Company's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

       (iii) Expenses of the Company's custodial services, including recordkeeping services provided by the custodian;

        (iv) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

         (v) Expenses of obtaining Portfolio activity reports;

        (vi) Expenses of maintaining the Portfolio's tax records;

       (vii) Salaries and other compensation of any of the Company's executive officers and employees;

      (viii) Taxes, if any, levied against the Company or any of its series;

        (ix) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

         (x) Costs, including the interest expenses, of borrowing money for the Portfolio;

        (xi) Costs and/or fees incident to meetings of the Company's shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders, provided that such costs and/or fees are not incurred due to the actions of the Subadviser, the filing of reports with regulatory bodies, the maintenance of the Company's existence, and the registration of shares with federal and state securities or insurance authorities;

       (xii) The Company's legal fees, including the legal fees related to the registration and continued qualification of the Company's shares for sale;

      (xiii) Costs of printing stock certificates, if any, representing Shares of the Company;

       (xiv) Directors' fees and expenses of directors of the Company;

        (xv) The Company's or the Portfolio's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

       (xvi) The Company's association membership dues, if any;

      (xvii) Extraordinary expenses of the Company as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Company to indemnify its directors, officers, employees, shareholders, distributors, and agents with respect thereto; and

     (xviii) The Company's organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

   E. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or their nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

   Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

   F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

   G. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

   H. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company's Articles of Incorporation, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolio and any amendments or revisions thereto.

   I. The Subadviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested unless the Adviser gives the Subadviser thirty days' prior written instruction to the contrary. Upon receipt of a proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested, the Subadviser will immediately forward such proxy to the Adviser or to any agent designated by the Adviser.

   The Subadviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Adviser for such proxies. In making such recommendations, the Subadviser shall use its good faith judgment to act in the best interests of the Portfolios. The Adviser will accord these written voting recommendations confidential treatment and will restrict the dissemination of the information to a limited number of employees on a need to know basis.

   The voting recommendation provided by the Subadviser will be made in accordance with Subadviser's Proxy Policies and Procedures which address material conflicts of interest and are reasonably designed to ensure that such decisions are made based solely on the best interest of its clients.

   J. The Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio.

   During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within three business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with the prospectus and those materials previously approved by the Subadviser.

   K. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to each Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the aggregate assets of all Portfolios subject to the Subadviser's management and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Adviser and Subadviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Subadviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Subadviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser or Adviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require. In the event of the termination of this Agreement and upon request by the Company or the Adviser, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein; provided however, that the Subadviser may retain copies thereof. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party's (or any Subadviser's) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party's (or any Subadviser's) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective with respect to the Portfolio on the later of the date of its execution or the date of the commencement of operations of the Portfolio. This Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

   A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
   (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

   B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

   C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

   A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

   B. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

   C. the portfolio manager of a Portfolio changes or there is otherwise a "change in control" (as that phrase is interpreted under the 1940 Act and the Advisers Act) or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

   A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

   B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

   C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Portfolio, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 120 days prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

14. NOTICES. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

         If to the Adviser:              ING Life Insurance and Annuity Company
                                         Laurie M. Tillinghast
                                         Vice President
                                         151 Farmington Avenue, TS41
                                         Hartford, CT  06156
                                         Fax: (860) 273-4902

                                         Aeltus Investment Management, Inc.
         If to the Subadviser:           Michael Gioffre
                                         Senior Vice President
                                         10 State House Square, SH11
                                         Hartford, CT 06103

15. MISCELLANEOUS.

   A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

   B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

   D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

   E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                         ING LIFE INSURANCE AND ANNUITY COMPANY

Attest:
                                         By:
------------------------------           --------------------------------------
                                         Laurie M. Tillinghast
                                         Vice President


                                         AELTUS INVESTMENT MANAGEMENT, INC.


Attest:

                                         By:
------------------------------           --------------------------------------

                                   APPENDIX A

                                   FEE SCHEDULE

                                  .27% on all assets

                                   APPENDIX 4


                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                              151 FARMINGTON AVENUE
                           HARTFORD, CONNECTICUT 06156

                                 NAME AND TITLE
                                 --------------

                     Keith Gubbay -- President and Director
                           Thomas McInerney - Director
                             Mark Tullis - Director
                             David Wheat - Director
                             Allan Baker - Senior VP
                           Robert Francis - Senior VP
                          Willard Hill, Jr. - Senior VP
                            Shaun Mathews - Senior VP
                           Stephen Preston - Senior VP
                        Jacques de Vaucleroy - Senior VP
                David Wheat - Senior VP & Chief Financial Officer
                           Boyd Combs - Senior VP, Tax
           Brian Murphy -- Vice President and Chief Compliance Officer





                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                       AELTUS INVESTMENT MANAGEMENT, INC.
                              10 STATE HOUSE SQUARE
                           HARTFORD, CONNECTICUT 06103

                                 NAME AND TITLE
                                 --------------

                          Thomas McInerney -- Director
              Robert Crispin - Director and Chief Executive Officer
                     J. Scott Fox - Director and President
                  Frederic Nelson -- Chief Investment Officer


                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                       DSI INTERNATIONAL MANAGEMENT, INC.
                                  301 MERRITT 7
                           NORWALK, CONNECTICUT 06851

                                 NAME AND TITLE
                                 --------------

   Michael M. Holmgren - Executive Director and Director - Portfolio Manager

 Brian M. Storms - Director - CEO of UBS Global Asset Management Americas Region
                              51 West 52nd Street
                               New York, NY 10019

  Robert P. Wolfangel, Jr. - Director - Treasurer and Chief Financial Officer
                              51 West 52nd Street
                               New York, NY 10019

 John J. Holmgren, Sr. - Director - Chief Operating Officer - Portfolio Manager

 John J. Holmgren, Jr. - Director - CEO of DSI International Management, Inc. -
                               Portfolio Manager

                                   APPENDIX 5



                          ADVISORY FEE RATES FOR FUNDS
                       WITH SIMILAR INVESTMENT OBJECTIVES
                             ADVISED OR SUB-ADVISED
                      BY AELTUS INVESTMENT MANAGEMENT, INC.



                                                    TOTAL NET ASSETS (MILLIONS)
FUND NAME                              FEE RATE           (AS OF 9/30/03)
---------                              --------           ---------------


ING VP Index Plus LargeCap Portfolio    0.1575%                $1,235


ING Index Plus LargeCap Fund            0.2025%                $  427

                                   APPENDIX 6


                               ING PARTNERS, INC.

                        SUPPLEMENT DATED OCTOBER 31, 2003
                                  TO PROSPECTUS
                                DATED MAY 1, 2003


The information in this Supplement updates and amends certain information contained in the May 1, 2003 Prospectus of ING Partners, Inc. (the "Fund"). You should read this Supplement along with the Prospectus.

          -----------------------------------------------------------


ING DSI Enhanced Index Portfolio

APPOINTMENT OF NEW SUB-ADVISER

On October 22, 2003, the Board of Directors of the Fund on behalf of ING DSI Enhanced Index Portfolio (the "Portfolio"), approved the appointment of Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, as investment sub-adviser for the Portfolio subject to approval by the Portfolio's shareholders.

Founded in 1972, ING Aeltus is registered with the Securities and Exchange Commission as an investment adviser. ING Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Life Insurance and Annuity Company, the Fund's investment adviser. ING Aeltus has acted as investment adviser or sub-adviser to variable portfolios since 1994 and has managed institutional accounts since 1972. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

SHAREHOLDER MEETING

On or about January 15, 2004, a special meeting of the shareholders of the Portfolio, a series of the Fund, will be held to vote on a proposal to approve a new investment sub-advisory agreement with ING Aeltus. Shareholders of record on November 17, 2003 are entitled to vote at the meeting. Proxy statements for the special meeting of shareholders to consider this proposal are expected to be mailed to shareholders in December 2003.

SHAREHOLDER APPROVAL

If the proposal regarding the new investment sub-advisory agreement with ING Aeltus is approved by shareholders, the new sub-advisory agreement with will become effective on or about January 23, 2004. Until that time the Portfolio will continue to be sub-advised by DSI International Management, Inc.

CHANGE TO SUB-ADVISORY AGREEMENT

The terms of the proposed sub-advisory agreement between ING Life Insurance and Annuity Company, on behalf of the Portfolio, and ING Aeltus are substantially similar to the terms of the previous sub-advisory agreement with DSI International Management, Inc., except for the effective date, the name of the sub-adviser, the sub-advisory fees and certain other terms and conditions.

PORTFOLIO NAME CHANGE

Effective on or about January 23, 2004, the name of the Portfolio will change from ING DSI Enhanced Index Portfolio to ING AELTUS ENHANCED INDEX PORTFOLIO, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus.

PORTFOLIO MANAGER CHANGE

Effective on or about January 23, 2004, the Portfolio will be managed by a team of investment professionals led by Hugh T.M. Whelan and Douglas Cote, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus. Mr. Whelan has been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING Aeltus since 1989 and previously served as a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING Aeltus' equity department.

CHANGE IN INVESTMENT OBJECTIVE

Effective on or about January 23, 2004, the investment objective of the ING Aeltus Enhanced Index Portfolio will be as follows, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus:

Seeks to outperform the total return of the Standard & Poor's Composite Index (S&P 500 Index), while maintaining a market level of risk.

CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

Effective on or about January 23, 2004, the principal investment strategies of the ING Aeltus Enhanced Index Portfolio will be as follows, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus:

The Portfolio invests at least 80% of its assets in stocks included in the S&P
500. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Portfolio, ING Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that ING Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that ING Aeltus believes will underperform the index. Stocks that ING Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. In determining stock weightings, ING Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, ING Aeltus generally includes in the Portfolio between 400 and 450 of the stocks included in the S&P 500. Although the Portfolio will not hold all the stocks in the S&P 500, ING Aeltus expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 500 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

ING Aeltus may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

CHANGE IN PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Effective on or about January 23, 2004, the principal risks of investing in the ING Aeltus Enhanced Index Portfolio will be as follows, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus:

                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                                Derivatives Risk
                            ING Aeltus Strategy Risk
                               Index Tracking Risk
                             Market and Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

CONVERTIBLE SECURITIES RISK The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. A Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

ING AELTUS STRATEGY RISK The success of the Portfolio's strategy depends significantly on ING Aeltus' skill in determining which securities to overweight, underweight or avoid altogether. ING Aeltus' strategy may not result in outperformance of the designated index and may even result in underperformance.

[THIS IS THE FRONT PAGE OF THE INSTRUCTION CARD]

                         3 EASY WAYS TO VOTE YOUR PROXY
   VOTE BY PHONE: Call toll-free 1-800-690-6903. Enter the ***Control Number*** shown below and follow the recorded instructions. Do not mail proxy.
   VOTE ON THE INTERNET: Log on to proxyweb.com. Enter the ***Control Number*** shown below and follow the on-screen instructions. Do not mail proxy.
   VOTE BY MAIL: Check the appropriate boxes on the reverse side of the proxy card.

                         ***CONTROL NUMBER: [INSERT]***


                        ING DSI ENHANCED INDEX PORTFOLIO

                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                              ON JANUARY 15, 2004

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                             OF ING PARTNERS, INC.

The undersigned hereby instructs Susan Mosher, John DelPrete and Megan Dunphy, (Proxies) to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of the ING DSI Enhanced Index Portfolio of ING Partners, Inc. (the "Fund") to be held at: 151 Farmington Avenue, Hartford, CT 06156, on January 15, 2004, at 1:00 p.m., Eastern Time, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

-------------------------------                           ---------------------
Signature                                                 Date


-------------------------------                           ---------------------
Signature (if held jointly)                               Date

[THIS IS THE BACK PAGE OF THE INSTRUCTION CARD]

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [box is filled with an X]

PLEASE DO NOT USE FINE POINT PENS.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

1.  To approve the proposed Sub-Advisory Agreement
    between Aeltus Investment Management, Inc.,
    the proposed sub-adviser, and ING Life              [ ]      [ ]       [ ]
    Insurance and Annuity Company, the Fund's investment adviser, on behalf of the ING DSI
    Enhanced Index Portfolio; and

2.  To transact such other business, not currently
    contemplated, that may properly come before
    the Special Meeting or any adjournments(s)          [ ]      [ ]       [ ]
    thereof in the discretion of the proxies.



        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED